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                                                                    EXHIBIT 10.9

                               JO-ANN STORES, INC.

                  LIST OF EXECUTIVE OFFICERS WHO ARE PARTIES TO
                   AN EMPLOYMENT AGREEMENT WITH THE REGISTRANT

-        Alan Rosskamm
-        David Bolen
-        Brian Carney
-        Rosalind Thompson
-        Debra Walker

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